LOCK-UP AGREEMENT

February __, 2008

Ladies and Gentlemen:

Reference is made to those discussions among Geeks On Call America, Inc., a Virginia corporation (“Geeks On Call”) and Geeks On Call Holdings, Inc., a Delaware corporation (the “Company”), relating to a proposed business combination between Geeks On Call and the Company and a related private placement financing (the “Transactions”).  In connection with the Transactions, the Company and Geeks On Call contemplate entering into a proposed Merger Agreement (the “Merger Agreement”) pursuant to which Geeks On Call’s stockholders shall receive common stock, par value $0.001 per share, of the Company (the “Common Stock”) in consideration for shares of Geeks On Call held by them at the effective time of the merger. In consideration of the Company and Geeks On Call entering into the Transactions, the undersigned hereby agrees as follows:

1. The undersigned hereby covenants and agrees, except as provided herein, not to (1) offer, sell, contract to sell, grant any option to purchase, hypothecate, pledge or options to acquire shares, or otherwise dispose of or (2) transfer title to (a “Prohibited Sale”) any of the shares (the “Acquired Shares”) of Common Stock acquired by the undersigned pursuant to or in connection with the Merger Agreement, or upon the exercise of any options to acquire shares of Common Stock, during the period commencing on the “Closing Date” (as that term will be defined in the Merger Agreement) and ending on the 6-month anniversary of the date that the Company files a “resale” registration statement with the Securities Exchange Commission covering all shares of common stock, and all shares of common stock underlying warrants, included within units sold by the Company in a private placement (the “Lockup Period”), without the prior written consent of the Company. Notwithstanding the foregoing, the undersigned shall be permitted from time to time during the Lockup Period, without the prior written consent of the Company, as applicable, (i) to engage in transactions in connection with the undersigned’s participation in the Company’s stock option plans, (ii) to transfer all or any part of the Acquired Shares to any family member, for estate planning purposes, or to an affiliate thereof (as such term is defined in Rule 405 under the Securities Exchange Act of 1934, as amended), provided that such transferee agrees in writing with the Company to be bound hereby, (iii) to participate in a registered direct offering by the Company in which the undersigned participates as a selling stockholder or (iv) to participate in any transaction in which holders of the Common Stock of the Company participate or have the opportunity to participate pro rata, including, without limitation, an underwritten offering of Common Stock, a merger, consolidation or binding share exchange involving the Company, a disposition of the Common Stock in connection with the exercise of any rights, warrants or other securities distributed to the Company’s stockholders, or a tender or exchange offer for the Common Stock, and no transaction contemplated by the foregoing clauses (i), (ii) or (iii) shall be deemed a Prohibited Sale for purposes of this Letter Agreement.

2. This Letter Agreement shall be governed by and construed in accordance with the laws of the Delaware.

3. This Letter Agreement will become a binding agreement among the undersigned as of the Closing Date. In the event that no closing occurs under the Merger Agreement, this letter agreement shall be null and void. This Letter Agreement (and the agreements reflected herein) may be terminated by the mutual agreement of the Company and the undersigned, and if not sooner terminated, will terminate upon the expiration date of the Lockup Period. This Letter Agreement may be duly executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart. This Letter Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.

Very truly yours,

Print Name:

Address: ______________________________________
Number of shares of Common Stock owned: ____________
Certificate Numbers: ______________________________
Options to acquire [ ] shares of Common Stock (subject to vesting)

Accepted and Agreed to:

GEEKS ON CALL HOLDINGS, INC.

By:

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